                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                 20-Feb-97


        TMS Auto  Holdings,  Inc. (as Seller)  under a Sale and
        Servicing Agreement dated as of November 30, 1996 in connection with the issuance of The Money Store Auto
        Trust Asset Backed Securities, (Series 1996-2).


                             TMS Auto Holdings, Inc.

===============================================================================
             (Exact name of regristrant as specified in its charter)


        Delaware
        New Jersey               333-14075            22-3405381
        ----------               ---------            ----------

        (State or other         (Commission          (IRS Employer
        jurisdiction of         File Number)          ID Number)
        incorporation)


        2840 Morris Avenue,      Union, New Jersey            07083
        -----------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                           908-686-2000
                                                    ---------------


                                       n/a
        -----------------------------------------------------------
         (Former name or former address, if changed since last report)

             Item 5       Other Events
                          ---------------------------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Feb-97


             Item 7       Financial Statements and Exhibits
                          ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           THE MONEY STORE INC.
                                           TMS AUTO HOLDINGS, INC.



                                           By /S/ James K. Ransom
                                           ----------------------------
                                            James K. Ransom
                                            Vice President




Dated:             02/28/97

                        TMS AUTO RECEIVABLES TRUST 1996-2
                        6.435% Asset Backed Certificates
                           Certificateholder Statement

          IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
          TO SERIES 1996 - 2 FOR THE FEBRUARY 12, 1997 DETERMINATION DATE

            DISTRIBUTION DATE   02/20/97    MONTHLY PERIOD       Jan-97

A. Information Regarding the Current Monthly Distribution:

   I. CERTIFICATES

        (a)  The aggregate amount of the distribution to
             Certificateholders                                                 37,537.50

        (b)  The amount of the distribution set forth in  A. 1. (a) above in
             respect of interest on the Certificate                             37,537.50

        (c)  The amount of the distribution set forth in  A. 1. (a) above in
             respect of principal on the Certificates                                0.00

        (d)  The amount of the distribution in A.1. (a) payable
             pursuant to a claim on the Certificate Policy                           0.00

        (e)  The remaining outstanding balance available to
             be drawn under the Certificate Policy                              37,537.50

        (f)  The amount of the distribution set forth in paragraph
             A.1. (a) above per $1,000 interest in the Certificates             5.3625000

        (g)  The amount of the distribution set forth in paragraph
             A.1. (b) above per $1,000 interest in the Certificates             5.3625000

        (h)  The amount of the distribution set forth in paragraph
             A.1. (c) above per $1,000 interest in the Certificates             0.0000000

        (i)  The amount of the distribution set forth in paragraph
             A.1. (d) above per $1,000 interest in the Certificates             0.0000000


B. Information Regarding the Performance of the Trust:

   I. POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

        (a)  The Pool Balance as of the close of business
             on the last day of the Monthly Period                         241,649,527.70

        (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
             Paragraph A.1. (c)                                              7,000,000.00

        (c)  The Certificate Factor after giving affect to the payments
             set forth in paragraph A.1. (c)                                    1.0000000

        (d)  The amount of aggregate Realized Losses for the
             second preceding Month Period                                           0.00

        (e)  The aggregate Purchase Amount for all Receivables that
             were repurchased in the Monthly Period                                  0.00

2.    SERVICING FEE
            (a) The aggregate amount of the Servicing Fee paid to the
                Servicer with respect to the preceding Monthly Period                       657,594.57

3.    PAYMENT SHORTFALLS

            (a) The amount of the Certificateholders' Interest Carryover
                Shortfall after giving effect to the payments set forth in
                Paragraph A. 1. (b) above                                                         0.00
            (b) The amount of the Certificateholder's Interest Carryover
                Shortfall set forth in paragraph B.3. (a) above per $1,000
                interest with respect to the Certificate:                                    0.0000000
            (c) The amount of the Certificateholders' Principal Carryover
                Shortfall after giving effect to the payments set forth in
                Paragraph A.1. (b) above                                                          0.00
            (d) The amount of the Certificateholders' Principal Carryover Shortfall
                set forth in paragraph B.3. (a) above per $1,000 interest with
                respect to the Certificate:                                                       0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

           (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                therefrom on such Distribution Date                                               0.00

           (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                therefrom on such Distribution Date                                               0.00

           (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                therefrom on such Distribution Date                                               0.00

           (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                the Certificates:                                                            0.0000000

           (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                Certificateholders per $1,000 interest in the Certificates:                  0.0000000

           (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                Certificateholders per $1,000 interest in the Certificates:                  0.0000000

5.         (a)  The aggregate amount of collections by the Servicer during the
                preceding Monthly Period                                                  8,440,974.63

           (b)  The aggregate amount which was received by the Trust from the
                Servicer during the preceding Monthly Period                              8,440,974.63

           (c)  The aggregate amount of reimbursements to the Security
                Insurer during the preceding Monthly Period                                       0.00

           (d)  The amount of Receivables that are delinquent for over:
                30 days                                                                   4,999,506.89
                60 days                                                                   1,067,650.54
                90 days                                                                           0.00

                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying
Certificateholder Statement.


                 THE MONEY STORE AUTO FINANCE INC.






                 BY:  /s/ Harry Puglisi
                    -------------------
                    HARRY PUGLISI
                    TREASURER

                       THE MONEY STORE AUTO TRUST 1996-2
               Class A-1  5.5125% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3  6.25% Asset Backed Notes


           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
          AS OF NOVEMBER 30, 1996, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1996 - 2 FOR THE FEBRUARY 12, 1997 DETERMINATION DATE

   DISTRIBUTION DATE       02/20/97             MONTHLY PERIOD       Jan-97

A.  Information Regarding the Current Monthly Distribution:

    I.  NOTES

                (a) The aggregate amount of the distribution with respect
                    to:
                            Class A-1 Notes                                                    7,047,011.15
                            Class A-2 Notes                                                      558,977.20
                            Class A-3 Notes                                                      348,958.33

                (b) The amount of the distribution set forth in paragraph A. 1.
                    (a) above in respect of interest on:
                            Class A-1 Notes                                                      248,537.90
                            Class A-2 Notes                                                      558,977.20
                            Class A-3 Notes                                                      348,958.33

                (c) The amount of the distribution set forth in paragraph A. 1.
                    (a) above in respect of principal of:
                            Class A-1 Notes                                                    4,682,377.39
                            Class A-2 Notes                                                            0.00
                            Class A-3 Notes                                                            0.00

                (d) The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                            Class A-1 Notes                                                            0.00
                            Class A-2 Notes                                                            0.00
                            Class A-3 Notes                                                            0.00

                (e) The remaining outstanding balance available to be drawn
                    under the Note Policy                                                      7,954,946.68

                (f) The amount of the distribution set forth in paragraph A. 1. (a)
                    above per $1,000 interest in:
                            Class A-1 Notes                                                     118.2384421
                            Class A-2 Notes                                                       4.6044250
                            Class A-3 Notes                                                       5.2083333

                (g) The amount of the distribution set forth in paragraph A. 1. (b)
                    above per $1,000 interest in:
                            Class A-1 Notes                                                       4.1700990
                            Class A-2 Notes                                                       4.6044250
                            Class A-3 Notes                                                       5.2083333

                (h) The amount of the distribution set forth in paragraph A. 1. (c)
                    above per $1,000 interest in:
                            Class A-1 Notes                                                      78.5633790
                            Class A-2 Notes                                                       0.0000000
                            Class A-3 Notes                                                       0.0000000

                (i) The amount of the distribution set forth in  paragraph A. 1. (d)
                    above per $1,000 interest in:
                            Class A-1 Notes                                                       0.0000000
                            Class A-2 Notes                                                       0.0000000
                            Class A-3 Notes                                                       0.0000000

                (j) Prior to the Parity Date, from the Available Funds, to the Note
                    Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                            Class A-1 Notes                                                    2,116,095.86
                            Class A-2 Notes                                                            0.00
                            Class A-3 Notes                                                            0.00

                (k) The amount of the distribution set forth in paragraph A. 1. (j)
                    above per $1,000 interest in:
                            Class A-1 Notes                                                      35.5049641
                            Class A-2 Notes                                                       0.0000000
                            Class A-3 Notes                                                       0.0000000

B.  Information Regarding the Performance of the Trust :

    1.  POOL BALANCE AND NOTE PRINCIPAL BALANCE

                (a) The Pool Balance at the close of business
                    on the last day of the Monthly Period                                    241,649,527.70

                (b) The aggregate outstanding principal amount of each
                    Class of Notes after giving effect to payments allocated
                    to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                            Class A-1 Notes                                                   47,305,015.85
                            Class A-2 Notes                                                  121,400,000.00
                            Class A-3 Notes                                                   67,000,000.00

                (c) The Note Pool Factor for each Class of Notes after
                    giving effect to the payments set forth in paragraph
                    A.1 (c) with respect to:
                            Class A-1 Notes                                                       0.7937083
                            Class A-2 Notes                                                       1.0000000
                            Class A-3 Notes                                                       1.0000000

                (d) The amount of aggregate Realized Losses for the
                    second preceding Monthly Period                                                    0.00

                (e) The aggregate Purchase Amount for all Receivables
                    that were repurchased in the Monthly Period                                        0.00

    2.  SERVICING FEE

                (a) The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period                        657,594.57

    3.  PAYMENT SHORTFALLS

                (a) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1. (b) above with respect to:
                            Class A-1 Notes                                                            0.00
                            Class A-2 Notes                                                            0.00
                            Class A-3 Notes                                                            0.00

                (b) The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                            Class A-1 Notes                                                       0.0000000
                            Class A-2 Notes                                                       0.0000000
                            Class A-3 Notes                                                       0.0000000

                (c) The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1. (b) above with respect to:
                            Class A-1 Notes                                                            0.00
                            Class A-2 Notes                                                            0.00
                            Class A-3 Notes                                                            0.00

                (d) The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                            Class A-1 Notes                                                       0.0000000
                            Class A-2 Notes                                                       0.0000000
                            Class A-3 Notes                                                       0.0000000

                                     ( 2 )

4.    Transfer of Subsequent Receivables

          (a)  Aggregate amount on deposit in the Pre-Funding
               Account on such Distribution Date after giving effect
               to all withdrawals therefrom on such Distribution Date                    0.00

          (b)  Aggregate amount on deposit in the Capitalized Interest
               Account on such Distribution Date after giving effect to
               all withdrawals therefrom on such Distribution
               Date                                                                      0.00

          (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving
               effect to all withdrawals therefrom on such
               Distribution Date                                                         0.00

          (d)  the amount set forth in paragraph B.4 (a) per $1,000
               interest in:
                                  Class A-1 Notes                                   0.0000000
                                  Class A-2 Notes                                   0.0000000
                                  Class A-3 Notes                                   0.0000000

          (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                                  Class A-1 Notes                                   0.0000000
                                  Class A-2 Notes                                   0.0000000
                                  Class A-3 Notes                                   0.0000000

          (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                                  Class A-1 Notes                                   0.0000000
                                  Class A-2 Notes                                   0.0000000
                                  Class A-3 Notes                                   0.0000000

          (g)  The Amount withdrawn from the Pre-Fund Account and
               transferred to the Collection Account (included in
               paragraph A .1 (c)):
                                  Class A-1 Notes                                    7,186.99

          (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                                  Class A-1 Notes                                   0.1205871


5.        (a)  The aggregate amount of collections by the Servicer
               during the preceding Monthly Period                               8,440,974.63

          (b)  The aggregate amount which was received by the
               Trust from the Servicer during the preceding Monthly
               Period                                                            8,440,974.63

          (c)  The aggregate amount of reimbursements to the
               Security Insurer during the preceding Monthly
               Period                                                                    0.00

          (d)  The amount of Receivables that are delinquent for
               over:
                        30 days                                                  4,999,506.89
                        60 days                                                  1,067,650.54
                        90 days                                                          0.00


                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying Noteholder Statement.


          THE MONEY STORE AUTO FINANCE INC.





          BY:  \s\ Harry Puglisi
               -----------------
               HARRY PUGLISI
               TREASURER





                                      (4)